EXHIBIT 99.3
                                                                   ------------


                                      ISDA

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                              ISDA MASTER AGREEMENT

                            dated as of May 28, 2004

                                     between

                                DEUTSCHE BANK AG,
                                   ("Party A")

                                       and

                   CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP
                                   ("Party B")

This Credit Support Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

PARAGRAPH 1.      Interpretation

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this
         Schedule,   this  Annex  will   prevail,   and  in  the  event  of  any
         inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; PROVIDED, HOWEVER, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2.      Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

PARAGRAPH 3.      CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount"
     applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)  the Credit Support Amount exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

     "CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; PROVIDED, HOWEVER, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4.      CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
                  SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii)  no  Early   Termination  Date  for  which  any  unsatisfied   payment
     obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)  SUBSTITUTIONS.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

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
PARAGRAPH 5.      DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

           (A) utilizing any calculations of Exposure for the Transaction (or Swap Transactions) that the parties have agreed are not in dispute;

           (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction), and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

           (C)   utilizing  the   procedures   specified  in  Paragraph  13  for
           calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6.      HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)  ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

     (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

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
     (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7.      EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(l) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

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PARAGRAPH 8.      CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under the applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

           (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

           (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

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PARAGRAPH 9.      REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrances on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10.     EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11.     MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This Interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

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
(d)  GOOD  FAITH  AND  COMMERCIALLY   REASONABLE  MANNER.   Performance  of  all
     obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12.     DEFINITIONS

As used in this Annex: -

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time: provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x) the amount of that Cash on that day; multiplied by

     (y) the Interest Rate in effect for that day; divided by

     (z) 365.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY" unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (c) thereof will be deemed to include a Transfer under this Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; PROVIDED, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).
"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION  PERCENTAGE"  means,  for  any  item  of  Eligible  Collateral,   the
percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i) Eligible Collateral or Posted Collateral that is:

           (A) Cash, the amount thereof; and

           (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

PARAGRAPH 13.     ELECTIONS AND VARIABLES

As used in this Paragraph 13, "PART 6" means Part 6 of the Schedule to this Agreement.

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         (i)      with respect to Party A, not applicable; and

         (ii) with respect to Party B, "Obligations" means any and all present and future obligations of Party B under or in connection with this Agreement and the other Secured Trading Line Documents.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i) This Annex is amended to delete the definition of (and all references to) "Credit Support Amount" therein. This Annex is further amended by restating Paragraph 3 thereof to read in its entirety as follows:

                  "PARAGRAPH 3.     CREDIT SUPPORT OBLIGATIONS

                  (a)      DELIVERY AMOUNT.

                           (1)  WITH  RESPECT  TO TEMPORARY RESERVE  COLLATERAL.
                                -----------------------------------------------
                                Subject to Paragraphs 4 and 5, upon a demand made by Party A on or promptly following a Calculation Date, if the Cash Deficiency Amount for such Calculation Date specified in the related Calculation Date Collateral Notice delivered pursuant to clause (j)(3) of Part 6 equals or exceeds Party B's Minimum Transfer Amount, then Party B will Transfer to Party A Eligible Collateral or Other Eligible Support (collectively, "ELIGIBLE CREDIT SUPPORT") having a Value as of the date of Transfer at least equal to such Cash Deficiency Amount (for such purposes, a "DELIVERY AMOUNT"), rounded pursuant to Paragraph 13.

                           (2)  WITH RESPECT TO INTRA-YEAR  COLLATERAL.  Subject
                                ------------------------------------------------
                                to Paragraphs 4 and 5, upon a demand made by Party A on or promptly following an Intra-Year Deficiency Date, Party B will Transfer to Party A Eligible Credit Support having a Value as of the date of Transfer at least equal to the Intra-Year Deficiency Amount specified in the notice relating to such Intra-Year Deficiency Date delivered to Party B pursuant to clause (k) of Part 6 (for such purposes, a "DELIVERY AMOUNT"), rounded pursuant to Paragraph 13.

                  (b)      RETURN AMOUNT.

                           (1)  WITH  RESPECT TO TEMPORARY  RESERVE  COLLATERAL.
                                ------------------------------------------------
                                Subject to Paragraphs 4 and 5, upon a demand made by Party B on or promptly following a Local Business Day on which Eligible Properties pledged to Party A pursuant to clause (j)(3)(B) of Part 6 become Qualified Mortgaged Properties (each, a "MORTGAGE QUALIFICATION DATE"), if the Forward Value of such Qualified Mortgaged Properties DIVIDED BY the Minimum Reserve Collateral Ratio (for such purposes, a "RETURN AMOUNT") equals or exceeds Party A's Minimum Transfer Amount, then Party A will Transfer to Party B Posted Credit Support specified by Party B in that demand that is Temporary Reserve
                                Collateral having a Value as of the date of Transfer as close as practicable to such Return Amount (rounded pursuant to Paragraph 13).

                           (2)  WITH RESPECT TO INTRA-YEAR  COLLATERAL.  Subject
                                ------------------------------------------------
                                to Paragraphs 4 and 5, upon a demand made by Party B on or promptly following a Local Business Day, if the Intra-Year Excess Amount (for such purposes, a "RETURN AMOUNT") equals or exceeds Party A's Minimum Transfer Amount, then Party A will Transfer to Party B Posted Credit Support specified by Party B in that demand that is Intra-Year Collateral having a Value as of the date of Transfer as close as practicable to such Return Amount (rounded pursuant to Paragraph 13)."

         (ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL":

                           Cash

         (iii) OTHER ELIGIBLE SUPPORT. The following items will qualify as "OTHER ELIGIBLE SUPPORT":

                           Letters of Credit issued in favor of Party A on the terms set forth in Part 6 and this Annex.

         (iv)     THRESHOLDS.

                  (A)      "INDEPENDENT AMOUNT" means:  Inapplicable

                  (B)      "THRESHOLD" means:  Inapplicable

                  (C)      "MINIMUM TRANSFER AMOUNT" means:

                           (1) with respect to Party A, U.S.$250,000; PROVIDED that the Minimum Transfer Amount for Party A shall be zero upon the occurrence and during the continuance of an Event of Default, Potential Event of Default, Termination Event, Additional Termination Event or Specified Condition with respect to such party; and

                           (2) with respect to Party B, U.S.$250,000; PROVIDED that the Minimum Transfer Amount for Party B shall be zero upon the occurrence and during the continuance of an Event of Default, Potential Event of Default, Termination Event, Additional Termination Event or Specified Condition with respect to such party.

                  (D) ROUNDING. The Delivery Amounts and Return Amounts will be rounded up and down respectively to the nearest integral multiple of U.S.$10,000.

(c)      VALUATION AND TIMING.

         (i)      "VALUATION AGENT" means the Calculation Agent.

         (ii)     "VALUATION DATE" means:

                  (1)      for purposes of Paragraph 3(a) (Delivery Amounts):

                           (x)   for   Temporary   Reserve   Collateral,    each
                                 Calculation Date; and

                           (y)  for  Intra-Year   Collateral,   each  Intra-Year
                                Determination Date; and

                  (2)      for purposes of Paragraph 3(b) (Return Amounts):

                           (x) for Temporary Reserve  Collateral,  each Mortgage
                               Qualification Date; and

                           (y) for  Intra-Year  Collateral,  each Local Business
                               Day.

         (iii)    "VALUE" has the meaning given to it in the Agreement.

         (iv) "VALUATION TIME" means the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable, PROVIDED that the calculations of Value and Delivery Amount or Return Amount (as the case may be) will be made as of approximately the same time on the same date.

         (v) "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local Business Day.

         (vi) TRANSFER TIMING. Notwithstanding anything to the contrary in this Annex (including Paragraph 3(b) or Paragraph 4(b)), the Secured Party shall not be obligated to Transfer to the Pledgor Posted Credit Support except on the dates and in the amounts required pursuant to the terms of Part 6.

         (vii) CALCULATIONS. Paragraph 4(c) of this Annex is restated to read in its entirety as follows:

                  "All calculations of Delivery Amounts and Return Amounts for purposes of Intra-Year Collateral and Paragraph 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. Each Termination Event specified below with respect to a party will be a "SPECIFIED CONDITION" for that party (the specified party being the Affected Party if a Termination Event or Additional Termination Event occurs with respect to that party):

                                                    PARTY A      PARTY B
         Illegality                                 [X]          [X]
         Force Majeure Event                        [X]          [X]
         Tax Event                                  [ ]          [ ]
         Tax Event Upon Merger                      [ ]          [ ]
         Credit Event Upon Merger                   [X]          [X]

(e)      SUBSTITUTION.

         (i)      "SUBSTITUTION  DATE" has the meaning  specified  in  Paragraph
                  4(d)(ii).

         (ii) ADDITIONAL SUBSTITUTION CONDITIONS. In addition to any other conditions regarding substitutions of Posted Credit Support for other Eligible Credit Support set forth in this Annex, substitutions of collateral are subject to the terms and conditions set forth in Part 6.

(f)      DISPUTE RESOLUTION.

         (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

         (ii) VALUE. For the purpose of Paragraph 5(ii), the Value of Posted Credit Support will be calculated in accordance with the requirements of Part 6.

         (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply, except to the following extent:

                  (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and

                  (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party's Minimum Transfer Amount.

         (iv) AMENDMENT. Paragraphs 5(i) and (ii) of this Annex are amended to read in their entirety as follows:

                  "(i) In the case of a dispute involving a Delivery Amount or Return Amount that is dependent in whole or in part upon a determination of the Natural Gas Mark-to-Market Amount for any Valuation Date, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Natural Gas Mark-to-Market Amount and the Value as of the Recalculation Date by:

                           (A) utilizing any calculations of Natural Gas Mark-to-Market Amount for the Transactions that the parties have agreed are not in dispute; and

                           (B) calculating that part of the Natural Gas Mark-to-Market Amount attributable to the Transactions in dispute by seeking four actual quotations at mid-market from third parties for purposes of calculating the relevant Close-out Amount, and taking the arithmetic average of those obtained; PROVIDED that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction.

                  (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Part 6."

      (g)      HOLDING AND USING POSTED COLLATERAL.

         (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); PROVIDED that the following conditions applicable to it are satisfied:

                  (A)      Party A is not a Defaulting Party.

                  (B) Posted Collateral may be held only in the following jurisdictions: New York.

                  Initially, the Custodian for Party A is Deutsche Bank AG, New York Branch.

         (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will apply to Party A, but only with respect to Posted Collateral that is Cash.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" will be, with respect to Eligible Collateral in the form of Cash, for any day, the rate opposite the caption "Federal Funds (Effective)" for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System. No Interest Rate will apply to any other Eligible Collateral.

         (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

         (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

         (i) "VALUE" with respect to Other Eligible Support and Other Posted Support shall be the "Value" thereof determined in accordance with the definition of such term in Part 6.

         (ii)     "TRANSFER" means, with respect to Letters of Credit:

                  (1) for purposes of Paragraph 3(a) (Delivery Amounts), delivery of a Letter of Credit by Party B to Party A at the address specified in this Annex or delivery of an executed amendment to such Letter of Credit, in form and substance satisfactory to Party A, by Party B to Party A at the address specified in this Annex; and

                  (2) for purposes of Paragraph 3(b) (Return Amounts), return of a Letter of Credit by Party A to Party B, at the address specified in this Annex, or delivery of an executed amendment to such Letter of Credit, at the address specified in this Annex.

(j) DEMANDS AND NOTICES. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

         Party A:          Deutsche Bank AG
                           60 Wall Street
                           New York, NY  10005
                           Attention:  Collateral Management and Valuations

         Party B: Chesapeake Exploration Limited Partnership 6100 N. Western Avenue
                           Oklahoma City, OK  73118
                           Attention:  Cash Manager

(k)      ADDRESSES FOR TRANSFERS OF CASH:

         Party A:          Deutsche Bank AG, New York Branch
                           New York, NY
                           ABA:             026003780
                           Account No.:     To be advised
                           Reference:       To be advised

         Party B:          Bank of Oklahoma, N.A.
                           Oklahoma City, OK
                           ABA:             103900036
                           Account No.:     814109493

(l)      OTHER PROVISIONS.

         (i) LIMIT ON SECURED PARTY'S LIABILITY. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

         (ii) FURTHER ASSURANCES. If the Pledgor fails (a) to execute and deliver to the Secured Party such financing statements, assignments, or other documents or (b) to do such other things relating to the Posted Collateral as the Secured Party may reasonably request in order to protect and maintain its security interest in the Posted Collateral and to protect, preserve, and realize upon the Posted Collateral, then the Secured Party is hereby authorized by the Pledgor (but not required) to complete and execute such financing statements, assignments, and other documents as the Secured Party deems appropriate for such purposes. The Pledgor hereby appoints the Secured Party, during the term of this Agreement, as the Pledgor's agent and attorney-in-fact to complete and execute such financing statements, assignments and other documents and to perform all other acts which the Secured Party may deem appropriate to protect and maintain its security interest in the Posted Collateral and to protect, preserve, and realize upon the Posted Collateral. The power-of-attorney granted herein to the Secured Party is coupled with an interest and is irrevocable during the term of this Agreement.

         (iii) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "SECURED PARTY" as used in this Annex means only Party A, (b) the term "PLEDGOR" as used in this Annex means only Party B, (c) only Party B makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, (d) only Party B will be required to make Transfers of Eligible Credit Support hereunder (it being understood that Party A will be required to make Transfers of Posted Credit Support at the times and to the extent required hereunder) and (e) Paragraph 7 shall apply to Party B only and shall not apply to Party A.

         (iv) MODIFICATIONS TO THIS ANNEX. The following amendments are made to this Annex:

                  (A) References  throughout  this Annex to "Swap  Transactions"
                      are deleted.

                  (B) The definition of "Exposure" in Paragraph 12 of this Annex is hereby deleted.

                  (C) SET-OFF. For purposes of Paragraphs 2 and 8 of this Annex, the reference to "Set-off" shall mean that the party shall have the right to set-off any amount payable by the Pledgor to the Secured Party with respect to any Obligation (whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation), PROVIDED that no Posted Credit Support may be set off against Obligations owing to Party A under the Credit Agreement.

         (v) ADDITIONAL EXPENSES. Notwithstanding Paragraph 10, the costs and expenses (including but not limited to the reasonable costs, expenses and external attorney's fees of Party A) of establishing, renewing, substituting, canceling, increasing and reducing the amount of one or more Letters of Credit shall be borne by Party B.

         (vi) LETTER OF CREDIT PROVISIONS. Each posting of a Letter of Credit by Party B hereunder shall be subject to the terms and conditions set forth in Part 6, including clause (t) thereof.


                            [signature page follows]

DEUTSCHE BANK AG                                 CHESAPEAKE EXPLORATION LIMITED
                                                 PARTNERSHIP

                                                 By: Chesapeake Operating, Inc.,
By:  /s/ GREGORY COLLETT                              its general partner
     -----------------------------
Name:  Gregory Collett
Title: Vice President and
       Counsel
                                                 By:  /s/ MARTHA A. BURGER
                                                     --------------------------
                                                 Name:  Martha A. Burger
                                                 Title: Treasurer

By:  /s/ CARLO CARLTON
     -----------------------------
Name:  Carlo Carlton
Title: Vice President and
       Counsel

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